Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           EWRX INTERNET SYSTEMS INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      (5)  Total fee paid:

           ---------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                         -----------------------
      (3)   Filing Party:
                        --------------------------------------------------------
      (4)   Date Filed:
                       ---------------------------------------------------------

                          755 Burrard Street, Suite 440
                   Vancouver, British Columbia, Canada V6Z 1X6
                                 (604) 669-6079

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 14, 2000
--------------------------------------------------------------------------------

                                                                     May 8, 2000

TO THE SHAREHOLDERS OF EWRX INTERNET SYSTEMS INC.:

     An Annual Meeting of Shareholders of EWRX Internet Systems Inc., a Nevada corporation (the "Company"), will be held at the Westin Bay Shore, 1601 West Georgia Street, Vancouver, British Columbia, Canada on June 14, 2000 at 2:00 p.m. to consider and take action on:

     1. ELECTION OF DIRECTORS. The election of four (4) directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. (Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)

     2. RATIFICATION OF THE COMPANY'S AMENDED STOCK OPTION PLAN AND APPROVAL OF FURTHER AMENDMENTS. Ratification of the Board's approval of the Company's amended Stock Option Plan and approval of a further amendment to the Stock Option Plan to increase the authorized stock issuable under the Stock Option Plan to 3,200,000 shares. (Passage of this proposal requires the affirmative vote of a majority of the voting shares represented at the meeting.)

     3. OTHER BUSINESS. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only shareholders of record at the close of business on May 1, 2000, will be entitled to notice of and to vote at this annual meeting, or any adjournment or adjournments thereof.

     Date:  May 8, 2000              By Order of the Board of  Directors:


                                     Ronald C. Davis, President, Chief Executive
                                     Officer and Director

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                           EWRX INTERNET SYSTEMS, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2000

                                   May 8, 2000

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLI CITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF EWRX INTERNET SYSTEMS INC. (THE "COMPANY") TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS AT 2:00 P.M., ON JUNE 14, 2000 AT THE WESTIN BAY SHORE, 1601 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA, CANADA Y6G 3V4. THE PROXY AND PROXY STATEMENT ARE BEING MAILED TO SHAREHOLDERS ON OR ABOUT MAY 9, 2000.

     REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposal as indicated by the shareholder. The Proxy may be revoked by the shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solici tation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally, by telephone or otherwise, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

              VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

     Shareholders of record at the close of business on May 1, 2000 will be entitled to vote on all matters. On the record date the Company had 14,829,500 shares of Common Stock, $0.001 par value per share (the "Common Stock"), outstanding. The holders of the Common Stock are entitled to one vote per share. The Company has no class of voting securities outstanding other than its Common Stock. A majority of the issued and outstanding shares of the Company's Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders' meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not affect the outcome of the voting on Proposals One or Two.

         The following table sets forth certain information as of April 30, 2000 regarding the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group:

Name and Address of                                                    Amount and Nature of         Percent
Beneficial Owner                            Title                      Beneficial Ownership(1)     of Class(2)
----------------                            -----                      -----------------------     -----------
Ronald C. Davis                   President, Chief Executive               2,107,832 (3)              13.6%
755 Burrard Street, Suite 440     Officer, President and
Vancouver, British                Director
Columbia, Canada  V6Z 1X6

Richard P. Ott                    Treasurer and Director                     350,000 (4)               2.3%
#401 1501 Howe Street
Vancouver, British Columbia
Canada  V6Z 2P8

William R. Wilson                 Secretary and Director                     250,000 (5)               1.7%
1776 Lincoln Street, Suite 900
Denver, CO 80203

Dan Jondron                       Director and President of                  855,822 (6)               5.6%
1200 Harris Avenue                Classic Car Source, Inc. and
Suite 104                         North Fork Webrx, Inc.
Bellingham, WA  98225

Peter Shepherd                    None                                     1,459,000 (7)               9.8%
2236 134th Street
Surrey, British Columbia
Canada  V4A 9T9

All Directors and Executive                                                3,563,654                  21.7%
Officers as a group (4 persons)

-------------------

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) In addition to 14,829,580 shares of common stock outstanding as of April 30, 2000, the percentages noted in this section assume that 2,130,000 shares of Common Stock underlying various options granted to existing officers and directors may be issued in whole or in part within 60 days of the date of this Proxy Statement.

(3) Includes (i) 825,166 shares held by Mr. Davis' spouse, and (ii) options to purchase 680,000 shares of Common Stock which may be exercised in whole or in part within 60 days of this Proxy Statement.

(4) Includes options to purchase 350,000 shares of Common Stock which may be exercised in whole or in part within 60 days of this Proxy Statement.

(5) Includes options to purchase 250,000 shares of Common Stock which may be exercised in whole or in part within 60 days of this Proxy Statement.

(6) Includes options to purchase 300,000 shares of Common Stock which may be exercised in whole or in part within 60 days of this Proxy Statement.

(7) Includes 400,000 shares held by Mr. Shepherd's spouse according to the Company's Transfer Agent's records.


Change in Control
-----------------

     No change in control of the Company has occurred since the beginning of the last fiscal year.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The  following  are the current  directors  and  executive  officers of the
Company:

                                                                               Officer or
Name                     Age     Position                                    Director Since
----                     ---     --------                                    --------------
Ronald C. Davis          49      President, Chief Executive Officer         Inception in 1997
                                 and Director

Richard P. Ott           65      Treasurer and Director                     December 1997

William R. Wilson        57      Secretary and Director                     October 1998

Dan Jondron              44      Director, President of Classic Car         June 1999
                                 Source, Inc. and North Fork
                                 Webwrx, Inc.

     RONALD C. DAVIS, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     Mr. Davis with twenty-five years of corporate experience has headed two high-technology companies and was the founder of EWRX. His experience includes extensive work in corporate structure, financing, capital markets and marketing. In his career Mr. Davis has either directly been responsible for or assisted a variety of public companies in the United States and Canada in the high technology, biotech and industrial sectors. Mr. Davis maintains a wide network of financial and investor contacts in North America and Europe. Mr. Davis has been President and Chief Executive Officer of the Company since 1997. From 1994 to 1997, he was a consultant to several public technology companies.

     RICHARD OTT, TREASURER AND DIRECTOR

     Mr. Ott, has been chairman and president of PBK Engineering in Vancouver, British Columbia, Canada, an international engineering company active in International and Canadian industrial and resource development projects. He currently is a director of Banro Resource Corporation, a publicly-held entity and several private entities. Mr. Ott is a specialist in the development of business plans and financial review of projects. Mr. Ott holds a B.Ap.Sc. from the University of British Columbia. From 1994 to present Mr. Ott has been a consultant to several public and public resource and real estate companies.

     WILLIAM R. WILSON, SECRETARY AND DIRECTOR

     Mr. Wilson has been an executive officer in two public companies in the United States and is the director of two public companies in Canada. His specialties include merger and acquisitions, due diligence, marketing and corporate governance. Mr. Wilson holds a Professional Degree in Metallurgical Engineering from the Colorado School of Mines and MBA from the University of Southern California. Wilson serves as a director of Banro Resource Corporation and Sheridan Reserve Incorporated listed on the Toronto OTC (CDN). From 1991 to 1997 he was Chairman of the Board of Gold King Consolidated Inc., traded on the NASDAQ OTC (BB); from 1996 to 1997 he was Vice President - Operations for Nevada Manhattan Mining Inc. traded on the NASDAQ OTC (BB); and from 1997 to 1999 he was President of Grant Reserve Corporation traded on the NASDAQ OTC (BB). All of the above are natural resource companies except Sheridan Reserve Incorporated which is an internet company.

     DAN JONDRON, DIRECTOR AND PRESIDENT OF CLASSIC CAR SOURCE, INC. AND NORTH FORK WEBWRX INC.

     In 1993, Mr. Jondron founded Classicar.com and developed the associated company Classic Car Source a destination site on the Internet for classic vehicle enthusiasts. In 1996, he created North Fork Publishing Group to meet the expanding needs for custom web-to-database programming and Website development. He added Classictruckshop.com in August 1998. Mr. Jondron has 13 years experience in the automotive aftermarket. As a principal speaker and Internet marketing analyst for the Specialty Equipment Marketing Association (SEMA), the world's largest automotive aftermarket trade group, Jondron has been a major speaker at automotive venues across the United States throughout the last four years.

Key Employees
-------------

     The following lists other individuals who are not executive officers of the Company but who make significant contributions to the Company as key employees of the Company:

     JOHNSCOTT LEE, 47, VICE PRESIDENT OF TECHNOLOGY

     Mr. Lee has 25 years of experience in software development and programming. After earning a BS (1973) and an MS (1975) in Computer Science from Purdue University, Lee was employed as a consultant and systems analyst in industries that range from political consulting to radio engineering. Previously, he held the position of Senior Analyst at FIServe in Bellevue, Washington. In 1993, he joined Classicar.com and later North Fork Webrx, Inc. (formerly North Fork Publishing Group, Inc.) He created e-commerce Websites for on-line ordering, user registration, on-line inventory, audio and video, live chat and bulletin boards. Through North Fork Webrx, Inc., he developed programs that allowed databases to tie in directly with inventory, accounting and fulfillment systems and software that collects marketing information from Website users. In his position as Vice President of Technology, Mr. Lee oversees all Information Systems and Information Technology issues.

     CARL LAFLAMME, 40, VICE PRESIDENT OF MARKETING

     Mr. LaFlamme oversees all advertising, marketing and public relations for the Company and its subsidiary companies. His 20-year career has included advertising and marketing. Since 1994, Mr. LaFlamme has been a Marketing and Advertising Consultant for businesses primarily in the internet industry, where he has developed marketing strategies, consulted on Website development, and provided creative development for several companies including the Company's subsidiaries, Classic Car Source, Inc. and North Fork Webrx, Inc.

     ROBERT R. GILMORE, 47, ACTING CHIEF FINANCIAL OFFICER

     Mr. Gilmore serves as acting Chief Financial Officer of the Company and, to date, has provided the Company with certain financial advice primarily in connection with the acquisition of Classic Car Source, Inc. and North Fork Webrx, Inc. and in accounting and financial reporting matters. Mr. Gilmore has more than twenty years of financial experience. He has served as audit manager for the Denver office of Coopers & Lybrand, and, during the last five years, he has served as Chief Financial Officer for Dakota Mining Corporation and as an independent financial consultant.

     The directors of the Company are elected to hold office until the next annual meeting of shareholders or until a successor has been elected and qualified. Officers of the Company are elected annually by the Board of Directors and hold office until their successors are duly elected and qualified.

     There are no significant employees who are not also directors or executive officers except as described above. No arrangement or understanding exists between any of the above officers and directors pursuant to which any one of those persons was selected to such office or position. There are no material legal proceedings pending against the Company.

MEETINGS OF THE BOARD AND COMMITTEES

     During the last fiscal year the Company's Board of Directors held four (4) meetings and took unanimous action through sixteen (16) sets of minutes of action. All directors attended all four (4) meetings held.

     The Company has two standing committees: the Audit and Corporate Governance Committee and the Compensation Committee.

     AUDIT AND CORPORATE GOVERNANCE COMMITTEE. The Company's Audit and Corporate Governance Committee acts as the liaison between the Company and its independent public accountants. Richard P. Ott and William R. Wilson are the members of this committee. The Audit Committee and Corporate Governance Committee did not hold any meetings during 1999. The Audit and Corporate Governance Committee is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and will meet with the accountants to review the progress and results of their work, as well as any recommendations the accountants may offer. The Audit and Corporate Governance Committee will also review the fees of the independent accountants and make recommendations to the Board of Directors as to the appointment of the accountants. In connection with the Company's internal accounting controls, the Audit and Corporate Governance Committee will review the internal audit procedures and reporting systems in place at the Company and review their accuracy and adequacy with management and with the Company's independent accountants.

     COMPENSATION COMMITTEE. The Company's Compensation Committee, which will recommend compensation levels to the Board of Directors, consists of Ronald C. Davis and Richard P. Ott. The Compensation Committee did not hold any meetings during 1999. The Compensation Committee will review salaries, bonuses, and other forms of compensation for officers and key employees of the Company and its subsidiaries, and will establish salaries, benefits, and other forms of compensation for new employees. Included in the Compensation Committee's responsibility is the issuance of stock bonuses and stock options under the Company's stock option plan. In addition, the Compensation Committee will review other matters concerning compensation and personnel as the Board of Directors may request. The Compensation Committee will design the Company's compensation to enable the Company to attract, retain, and reward highly qualified executives, while maintaining a strong and direct link between executive pay, the Company's financial performance, and total stockholder return. The Compensation Committee believes that officers and certain other key employees should have a significant stake in the Company's stock price performance under programs which link executive compensation to stockholder return.

Family Relationships
--------------------

     There are no family relationships among the Company's officers and directors.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with except for the following:

     1. Ronald C. Davis filed a Form 3 in March 2000.  He became  subject to the
Section 16(a) reporting requirements when the Company's Form 10-SB Registration Statement became automatically effective with the SEC on October 30, 1999. Additionally, Form 4's were filed in March 2000 reporting transactions that occurred in December, 1999 and January, 2000. Mr. Davis did not file a Form 5 in February 2000.

     2. William R. Wilson filed a Form 3 in February 2000. He became subject to the Section 16(a) reporting requirements when the Company's Form 10-SB
Registration Statement became automatically effective with the SEC on October 30, 1999. Mr. Wilson did not file a Form 5 in February 2000.

     3.  Richard P. Ott filed a Form 3 in March 2000.  He became  subject to the
Section 16(a) reporting requirements when the Company's Form 10-SB Registration Statement became automatically effective with the SEC on October 30, 1999. Mr. Ott did not file a Form 5 in February 2000.

     4. Dan  Jondron  filed a Form 3 in March  2000.  He became  subject  to the
Section 16(a) reporting requirements when the Company's Form 10-SB Registration Statement became automatically effective with the SEC on October 30, 1999. Mr. Jondron did not file a Form 5 in February 2000.

     5.  Peter  Shepherd  has not yet filed a Form 3. He became  subject  to the
Section 16(a) reporting requirements when the Company's Form 10-SB Registration Statement became automatically effective with the SEC on October 30, 1999 due to the fact that he was the beneficial owner of over ten percent of the Company's Common Stock on that date. Subsequently, his share ownership has dropped below ten percent.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth information regarding compensation paid to the Company's CEO and the other executive officers of the Company who received in excess of $100,000 of salary and bonus from the Company during the fiscal years ended December 31, 1997, 1998 and 1999:

                                                                                 Long Term Compensation
                                                                         ----------------------------------------

                                           Annual Compensation                      Awards              Payouts
                                    --------------------------------     ---------------------------  -----------
                                                                                          Securities
                                                            Other         Restricted      Underlying
Name and Principal                                       Annual Com-        Stock          Options/      LTIP          All Other
     Position              Year      Salary    Bonus($)  pensation($)     Awards(s)($)      SARs(#)     Payouts($)   Compensation($)
---------------------      -----    --------  ---------  -------------    ------------   ------------  -----------   ---------------
Ronald C. Davis,           1999     $55,120     $   0       $   0           $   0            -0-         $   0          $   0
Chief Executive Officer    1998     $28,000     $   0       $   0           $   0            -0-         $   0          $   0
President & Director       1997     $           $   0       $   0           $   0          180,000       $   0          $   0


Option/SAR Grants
-----------------

     The following table sets forth certain information regarding options to purchase shares of Common Stock issued to Executive Officers of the Company during the fiscal year ended December 31, 1999:

                                     Option/SAR Grants in Fiscal Year 1999

                                               Individual Grants
---------------------------------------------------------------------------------------------------------

                                Number of
                               Securities          % of Total
                              Underlying          Options/SARS
                              Options/SARS         Granted to        Exercise or Base
   Name                        Granted (1)     Employees in 1999       Price ($/Sh)      Expiration Date
   -----                      ------------     -----------------     ----------------    ---------------
Richard P. Ott                   150,000             13.6%                $0.75              02/01/04
William R. Wilson                150,000             13.6%                $0.75              02/01/04
Dan Jondron                       75,000              6.8%                $0.30              02/01/04
Dan Jondron                       75,000              6.8%                $1.00              02/01/04

------------
(1)  All options are immediately vested and exercisable.


     There were no options exercised during the last fiscal year by the Company's executive officers.

Compensation of Directors
-------------------------

     The Company does not currently pay any of its directors fees or any other compensation for duties performed as directors, other than the options described in the table above. Mr. Davis and Mr. Jondron are salaried employees of the company with Mr. Davis receiving a monthly salary in Canadian dollars equivalent to $6,700 and Mr. Jondron receiving a monthly salary of $7,083. Mr. Ott and Mr. Wilson perform various consulting duties for the Company. Their services are reimbursed at consulting fees consistent with, or less than, similar services provided as consultants to other companies with businesses comparable to the Company.

Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
--------------------------------------------------------------------------------
Arrangements
------------

     The Company has employment contracts with Dan Jondron and Johnscott Lee. The Company does not currently have an employment agreement with Ronald C. Davis but the directors intend to provide to Mr. Davis a contract similar to the one it has with Mr. Jondron.

     Mr. Jondron has an Employment Agreement with the Company as President of Classic Car Source, Inc. and North Fork Webrx, Inc. for three years ending May 4, 2002. The Agreement contains certain non-compete clauses, benefits and termination clauses. The Agreement provides for an annual salary of $85,000 and a signing bonus of $50,000. The Agreement has no "golden parachute" clause.

     Mr. Lee has an Employment Agreement with the Company as Vice President of Technology for three years ending May 4, 2002. The Agreement contains certain non-compete clauses, benefits and termination clauses. The Agreement provides for an annual salary of $75,000 and a signing bonus of $50,000. The Agreement has no "golden parachute" clause.

Report on Repricing of Options/SARs
-----------------------------------

     The Company has not re-priced any of the options it has granted since its incorporation in 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of December 31, 1998, $203,241 had been advanced to the Company by certain shareholders, including the Chief Executive Officer of the Company. Of the total, $199,203 was settled in the first quarter of 1999 through the issuance of 664,010 shares of Common Stock of the Company, representing a price of $0.30 per share, which was the approximate fair market value of these restricted shares on date of issuance. As of December 31, 1999, $138,700 had been advanced to the Company by certain shareholders.

     Ronald C. Davis was issued 142,000 shares of the Company's Common Stock on February 22, 1999 as debt repayment at a price of $0.30 per share in repayment of debt owed by the Company to Mr. Davis of $42,600. Susan Davis, wife of Mr. Davis, was issued 239,666 shares of the Company's Common Stock on February 22, 1999 at a price of $0.30 per share in repayment of debt owed by the Company to Mrs. Davis of $71,890.

     The Company has entered into Employment Agreements with Dan Jondron and Johnscott Lee which provide for the payment of a $50,000 signing bonus to each of Messrs Jondron and Lee. Such bonuses were to be paid in two equal installments - $25,000 upon the signing of the Employment Agreement and $25,000 on July 1, 1999. To date, the Company has not paid the signing bonuses to Messrs. Jondron or Lee.

     Consulting fees of $21,208 were paid to William R. Wilson, a Director of the Company.

                               PROPOSAL NUMBER ONE

                           ELECTION OF FOUR DIRECTORS

     At this time, the Company's Board of Directors intends to recommends the election to the Board of the four nominees listed below. If Proposal One is approved, each of the Directors would hold office until the next Annual Meeting of Shareholders and/or until their successors are elected and qualified or until their earlier death, resignation or removal.

     All members of the present Board of Directors have been nominated for reelection to the Board. The persons named as "proxies" in the enclosed form of Proxy, intend to vote for the four nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Annual Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee and nominees, if any, as shall be designated by the Board of Directors. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. The Officers and Directors have advised the Company that they plan to vote their shares in favor of each of the nominees set forth below.

Nominees
--------

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated, assuming for these purposes the approval by the shareholders of Proposal One and the related amendment of the Articles of
Incorporation:



Name                    Age        Position                          Year First Director
----                    ---        --------                          -------------------
Ronald C. Davis          49        President, Chief Executive        Inception in 1997
                                   Officer and Director

Richard P. Ott           65        Treasurer and Director            December 1997

William R. Wilson        57        Secretary and Director            October 1998

Dan Jondron              44        Director and President of         June 1999
                                   Classic Car Sources, Inc.
                                   and North Fork Webrx, Inc.

     Additional information regarding the nominees for directors and the executive officers, compensation of executive officers, related party transactions involving the Company and the directors and executive officers and their affiliates, compliance with Section 16(a) of the 1934 Act and information regarding Board committees and meetings of the Board and committees can be found beginning on page 3 of this Proxy Statement.

Vote Required
-------------

     Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.


                               PROPOSAL NUMBER TWO

                 RATIFICATION OF COMPANY'S STOCK OPTION PLAN AND
                       AND APPROVAL OF FURTHER AMENDMENTS

     In May, 1999 the shareholders approved a revised stock option plan for the Company entitled The EWRX Internet Systems Stock Option Plan (the "Stock Option Plan"). In August, 1999, the Board of Directors of the Company adopted further technical revisions to the Stock Option Plan and, on April 20, 2000, approved an amendment to increase the number of shares authorized under the Stock Option Plan by 1,615,640 shares to 3,200,000 shares. The Board agreed to submit to shareholders at the Annual Meeting the revised Stock Option Plan for ratification and the further amendment to the Stock Option Plan for approval to increase the number of shares subject to the Stock Option Plan. A total of 1,584,360 shares of Common Stock are currently issuable pursuant to the Stock Option Plan.

     The description of the Stock Option Plan is qualified by its entirety by reference to the full text of such Stock Option Plan, a copy of which is attached as Appendix A to this Proxy Statement.

General
-------

     The name of the Stock Option Plan is: "EWRX Internet Systems Inc. Stock Option Plan." The Stock Option Plan has been established to closely align the interests of management of the Company and its affiliates with its shareholders, and to maintain competitive compensation levels for such persons through provision of equity ownership in the form of incentive stock options ("ISO's") granted to its employees and non-qualified stock options ("NQO's) granted to its officers, directors, key employees and certain consultants.

     The Stock Option Plan was amended and restated on May 6, 1999 by the shareholders of the Company. Certain technical amendments to the Stock Option Plan were adopted by the Board of Directors in August, 1999, subject to ratification of such amendment by the shareholders at the next annual or special meeting of shareholders. No awards can be made under the Stock Option Plan after the end of the Company's fiscal year in 2008; provided however, that the Stock Option Plan, and all awards made under the Stock Option Plan prior to such dates shall remain in effect until such awards have been satisfied or terminated in accordance with their terms. The Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974.

     The Stock Option Plan is administered by a Compensation Committee appointed by the Board of Directors from its members (which may be the full Board). The members of the Committee sit at the pleasure of the Board and may be replaced by it. The Committee members are fiduciaries and have authority to designate the persons eligible to participate and receive awards under the Stock Option Plan, set the option price and make and amend all rules and regulations relating to the Stock Option Plan.

Employees Who May Participate in the Stock Option Plan
------------------------------------------------------

     All employees of the Company are eligible (but not all may be selected) to participate in the Stock Option Plan. Non-employee directors and consultants may also participate but are not entitled to receive incentive stock options. The Committee (or the Board if it chooses to act) shall select persons entitled to receive stock options under the Stock Option Plan with each member exercising his/her discretion as to eligibility of an employee to receive the stock option.

Purchase  of  Securities  Pursuant  to the Stock  Option  Plan and  Payment  for
--------------------------------------------------------------------------------
Securities Offered
------------------

     There is no period of eligibility for an optionee to participate in the Stock Option Plan, although the Committee may establish eligibility rules for new optionees and also establish "vesting" periods for the stock options granted to be effective. Stock options granted under the Stock Option Plan can have a maximum duration of five years, and no stock options can be granted after the end of the Company's fiscal year in 2008. The Option exercise price is set by the Committee at the time of grant. In the case of ISO's, the price must equal the fair market value of the common stock at the time of grant. In the case of NQO's, the price is established by the Committee in its discretion with reference to fair market value at the time of grant, but such price may be less than the fair market value. There are no limits on the amount of shares an eligible employee can receive under the Stock Option Plan; except that the aggregate fair market value of common stock subject to an ISO granted to an employee which may be exercised for the first time by such employee in any calendar year cannot exceed $100,000.

     Optionees must pay the full exercise price for shares purchased under a stock option at the time of exercise. There are no installment or deferred payment terms under the Stock Option Plan. The Stock Option Plan does authorize the Committee to grant options accompanied by stock appreciation rights as well as rights to have stock withheld or rights to deliver stock already owned in payment of the exercise price of an option. The terms and conditions of such rights are set forth in an individual's stock option agreement.

     Employees are not required or permitted to contribute a part of his/her wages to the Stock Option Plan. The Company does not issue periodic reports to employees who are granted options under the Stock Option Plan. Securities issued under the Stock Option Plan will be from authorized but unissued shares of the Company. There are no fees, commissions or other similar charges associated with issuance of shares of common stock under the Stock Option Plan, except possible transfer agent costs.

Resale Restrictions
-------------------

     Shares issued to optionees upon exercise of stock options under the Stock Option Plan are "restricted securities" as defined under the Securities Act of 1933, unless a Form S-8 Registration Statement covering such shares is effective. Restricted shares cannot be freely sold and must be sold pursuant to an exemption from registration (such as Rule 144) which exemptions typically impose conditions on the sale of the shares. The Company is considering filing a Form S-8 Registration Statement with the Securities and Exchange Commission in the near future covering sale of shares upon exercise of stock options under the Stock Option Plan.

Tax Effects of Stock Option Plan Participation
----------------------------------------------

     The following discussion is a general summary of the material federal income tax consequences to participants under the Stock Plan. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations thereunder, rulings and decisions now in effect, all of which are subject to change. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. In addition, state and local income taxes are not discussed and may vary from locality to locality.

     NON-QUALIFIED STOCK OPTIONS. Participants who hold non-qualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of common stock on the date of the exercise of such options exceeds the option exercise price paid. The Company will be required to withhold taxes for its employees on such ordinary income. Subject to Section 162(m) of the Internal Revenue Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion. Upon the exercise of a non-qualified stock option, the optionee's initial tax basis for shares of the Company's common stock acquired will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

     INCENTIVE STOCK OPTIONS. Participants who hold incentive stock options will not be considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of shares of common stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of such shares of the Company common stock to the participant upon exercise. If shares of the Company's common stock acquired upon the exercise of an incentive stock option are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the option exercise price and the fair market value of the shares of the common stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the optionee disposes of the shares of the Company's common stock acquired upon the exercise of an incentive stock option before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess, if any, of the amount realized over the option exercise price paid. Subject to Section 162(m) of the Internal Revenue Code, discussed below, the Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the participant has ordinary income upon sale or other disposition of the shares of the Company common stock. The difference between the fair market value of the common stock on the exercise date and the exercise price of an incentive stock option is deemed to be a "tax preference" under the alternative minimum tax rules of the Internal Revenue Code. The consequences of the application of these provisions to individual participants may vary depending on their particular circumstances.

     STOCK APPRECIATION RIGHTS. Participants who hold stock appreciation rights do not recognize income as a result of a grant of a stock appreciation right. Nonetheless, they normally recognize compensation taxable at ordinary income rates upon exercise of the stock appreciation right equal to the amount of cash and/or the then fair market value of any shares of common stock received. Subject to Section 162(m) of the Internal Revenue Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion and will be required to withhold taxes on such ordinary income.

     SECTION 162 OF THE INTERNAL REVENUE CODE. Under Section 162(m) of the Code, income tax deductions of publicly traded companies may be limited to the extent total compensation, including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance -based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Grants of stock options and stock appreciation rights under the Stock Plan are intended to conform to the performance-based exception under Section 162(m) of the Code.

Investment of Funds
-------------------

     There is no investment of funds under the Stock Option Plan.

Withdrawal from the Stock Option Plan; Assignment of Interest

     There are no provisions for withdrawal by an optionee in the Stock Option Plan. An optionee is not permitted to assign or pledge his/her stock options granted under the Stock Option Plan, except by will or under the laws of descent and distribution.

Forfeitures and Penalties
-------------------------

     If an employee terminates his employment with the Company, except termination due to death, permanent disability or retirement, his/her stock options terminate 30 days after termination. Upon death of an optionee, his/her successors or representatives may exercise any rights the optionee had at the date of death for a period of one year thereafter. Upon permanent disability or retirement of an optionee, he/she may exercise any rights he/she had at the date of retirement or permanent disability for period of 36 months (in the case of NQO's) and 12 months (in the case of ISO's).

Charges, Deductions and Liens
-----------------------------

     Other than transfer agent fees, transfer taxes and similar charges, there are no other fees or costs to which an optionee is subject under the Stock Option Plan. There are no provisions for creation of lien to secure any obligations under the Stock Option Plan.

Vote Required
-------------

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to approve this Proposal. Management recommends the shareholders vote in favor of Proposal No. 2.

                              FINANCIAL INFORMATION

     A copy of the Company's Annual Report for the fiscal year ended December 31, 1999, including Audited Financial Statements, is being sent to shareholders with this Proxy Statement. The following additional documents which have been filed with the Securities and Exchange Commission are incorporated by reference herein: Quarterly Report on Form 10-QSB/A2 for the quarter ended September 30, 1999 and Current Reports on Form 8-K, dated February 1, 2000 and February 29, 2000.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                                  ANNUAL REPORT

     The Company's Annual Report to Shareholders which contains the Form 10-KSB for the fiscal year ended December 31, 1999 is enclosed herewith, and is incorporated by reference in this ProxyStatement.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposing to have any appropriate matter brought before the 2001 Annual Meeting of Shareholders must submit such proposal in accordance with the proxy rules of the Commission. Such proposals should be sent to the Secretary of the Company not later than February 28, 2001 to be considered for inclusion in the 2001 Proxy Statement.

                                             By Order of the Board of Directors:

                                             EWRX INTERNET SYSTEMS INC.


Date:  May 8, 2000                           Ronald C. Davis
                                             Chief Executive Officer, President
                                               and Director

                                                                      APPENDIX A
                                                                      ----------


                           EWRX INTERNET SYSTEMS INC.
                                Stock Option Plan


                               ARTICLE I - GENERAL

     1.01. Purpose. The purposes of this Stock Option Plan (the "Plan") are to:
(1) closely associate the interests of the management of EWRX Internet Systems Inc. and its Subsidiaries and Affiliates (collectively referred to as the "Company") with the shareholders by reinforcing the relationship between participants' rewards and shareholder gains; recognizing that such persons will be largely responsible for the future growth and success of the Company, (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; (4) provide an incentive to directors, management and other key employees for continuous employment with the Company and (5) provide alternative types of stock options: incentive stock options ("ISO") and Non-Qualified stock options ("NQO"). ISO's are intended to have the rights and limitations set forth in Internal Revenue Code ss. 422.

     1.02. Administration. (a) The Plan shall be administered by a Compensation Committee appointed by the Board of Directors of the Company (the "Committee"), as constituted from time to time.

     (b) The Committee shall have the authority, in its sole discretion and from time to time to:

          (i)  designate the individuals eligible to participate in the Plan;

          (ii) grant awards provided in the Plan in such form and amount as the Committee shall determine;

          (iii) impose the price at which the option may be exercised and such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

          (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

     (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive.

     (d) An option granted hereunder shall be clearly identified as an ISO or NQO.

     (e) Notwithstanding the foregoing provisions, nothing herein shall be deemed to prohibit (i) the full Board of Directors from approving grants of options, or (ii) a majority of voting shareholders of the Company from approving or ratifying grants of options at a duly called meeting (in the case of ratfication, held no later than the date of the next annual meeting of shareholders). It is the intention of this paragraph to permit grants of options under this Plan to have the full benefit of the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as applicable.

     1.03. Eligibility for Participation. Participants in the Plan shall be selected by the Committee from the directors, officers, managers, and other key employees of the Company who occupy responsible managerial or professional positions, may also include outside consultants, all of whom have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth. Only employees of the Company may receive ISO's.

     1.04. Types of Awards Under Plan. Awards under the Plan may be in for the form of any one or more of the following:

          (i)  Non-Qualified Stock Options, as described in Article II; and

          (ii) Incentive Stock Options, as described in Article III.

     1.05. Aggregate Limitation on Awards.

          (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of the Company's Common Stock ("Common Stock"). The maximum number of shares of Common Stock, which may be issued under the Plan, shall be 1,584,360 shares, subject to increases approved by the shareholders of the Company.

          (b) Any shares of Common Stock subject to a Non-Qualified Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

     1.06 Effective Date and Term of Plan.

          (a) The Plan shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at duly called meeting of Shareholders of the Company to be called to consider and vote upon the Plan.

          (b) No awards shall be made under the Plan after the last day of the Company's fiscal year ending in 2008 provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                     ARTICLE II -NON-QUALIFIED STOCK OPTIONS

     2.01. Award of Non-Qualified Stock Options. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash the number of shares of Common Stock ("NQO") allocated by the Committee. The date an NQO is granted shall mean the date selected by the Committee as of which the Committee allocates a specific number of shares to a participant pursuant to the Plan.

     2.02. Stock Option Agreements. The grant of an NQO shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of options (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

     2.03. Stock Option Price. The option price per share of Common Stock deliverable upon the exercise of an NQO shall be set by the Board of Directors based on Fair Market Value at the time options are granted by the Board of Directors.

     2.04. Term and Exercise. Each NQO shall be fully exercisable for a period designated by the Committee not to exceed five years from the date of grant thereof (the "option term"). No NQO shall be exercisable after the expiration of its option term.

     2.05. Manner of Payment. Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash or good funds.

     2.06. Delivery of Stock Certificates. As soon as practicable after receipt of cash payment or good funds as full payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

     2.07. Death of Optionee.

(a) Upon the death of an Optionee, any rights which have become exercisable on or before the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance following the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death.

(b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights which were exercisable on the date of death.

     2.08. Retirement or Disability. Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within 36 months from the date of termination, exercise any NQO's to the extent such options had become exercisable on or before such termination of employment.

     2.09. Termination for Other Reasons. Except as provided in Sections 2.07 and 2.08, or except as otherwise determined by the Committee, all unexercised NQO's shall terminate 30 days after the termination of the Optionee's employment or contractual arrangement with the Company.

                      ARTICLE III - INCENTIVE STOCK OPTIONS

     3.01. Award of Incentive Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any officer, director or other key employee in the Plan one or more "Incentive Stock Options" (intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as amended ("ISO") to purchase for cash the number of shares of Common Stock allotted by the Committee. The date an ISO is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of ISO's to a participant pursuant to the Plan.

     3.02. Incentive Stock Option Agreements. The grant of an ISO shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and "Optionee"), stating the number of shares of Common Stock subject to the ISO evidenced thereby, and in such form as the Committee may from time to time determine.

     3.03. Incentive Stock Option Price. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted or 110% of such value if granted to a person owning in excess of 10% of the Company's outstanding stock.

     3.04. Term and Exercise. Each ISO shall be fully exercisable one month from the date of its grant and unless a longer period is provided by the Committee and may be exercised during a period of determined by the Committee from the date of grant thereof, (not to exceed five years) (the "Option Term") or less if so specified by the Committee. No ISO shall be exercisable after the expiration of its Option Term.

     3.05. Maximum Amount of Incentive Stock Option Grant. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an ISO granted to an Optionee which may be exercised for the first time by such Optionee in any calendar year shall not exceed $100,000.

     3.06. Death of Optionee.

          (a) Upon the death of the Optionee, any ISO which had become exercisable on or before the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such ISO by bequest or inheritance following the death of the Optionee, provided that such exercise occurs within both the remaining option term of the ISO and one year after the Optionee's death.

          (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any ISO which were exercisable on the date of death.

     3.07. Retirement or Disability. Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment, exercise any ISO's to the extent such ISO's had become exercisable on or before the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an ISO will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

     3.08. Termination for Other Reasons. Except as provided in Sections 3.06 and 3.07 or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate 30 days after the termination of the Optionee's employment or contractual arrangement with the Company.

     3.09. Applicability of Stock Options Sections. Sections 2.05 and 2.06 shall also apply to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein.

                           ARTICLE IV - MISCELLANEOUS

     4.01. General Restriction. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listings, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The certificates evidencing ownership of shares of Common Stock acquired upon exercise of any Stock Option or Incentive Stock Option awarded under the Plan shall bear such legends as the Committee shall approve as necessary or desirable to conform to applicable laws and regulations relating to the sale of securities.

     4.02. Non-Assignability. No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

     4.03. Withholding Taxes. Whenever the company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     4.04. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of such participant.

     4.05. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     4.06. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

     4.07. Definitions. In this Plan the following definitions shall apply:

(a) "Subsidiary" means any corporation of which, at the time more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by EWRX Internet Systems Inc. or any subsidiary thereof.

(b) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with EWRX Internet Systems Inc.

(c) "Fair Market Value" as of any date and in respect of any share of Common Stock means the average of the closing price for the late five trading date or on the next business day, if such date is not a business day, of a share of

Common Stock on any stock exchange or any stock market upon which the Common Stock may then be listed or traded, or if the Common Stock is not so listed or traded then the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

(d) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

(e) "Optionee" means the holder of a stock option as described in Article II or in Incentive Stock Option as described in Article III.

(f) "Optioned Shares" means the number of shares the Optionee is entitled as a result of his being granted options in the Stock Option Plan.

(g) "Non-Qualified Stock Option" refers to non-qualified stock options under
Article II.

(h) "Incentive Stock Option" refers to incentive stock options under Article
III.

     4.08. Leaves of Absence. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

     4.09. Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

     4.10. Adjustments.

     Effect of Take-over Bid
     -----------------------

          If a bona fide offer ("the Offer") for Shares is made to shareholders generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or in part, would result in the offeror exercising control over the Company within the meaning of Nevada Statutes, then the Company shall, immediately upon receipt of the notice of the Offer, notify shareholders with full particulars thereof. Such Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Optioned Shares pursuant to the Offer if the offer is completed.

     Effect of Amalgamation, Consolidation or Merger
     -----------------------------------------------

          If the Company amalgamates, consolidates or with or merges with into another company any Shares receivable on the exercise of an Option shall be converted into securities or cash which the Optionee would have received upon such amalgamation, consolidated or merger if the Optionee had exercised his Option immediately prior to the record date applicable to such amalgamation, consolidation or merger, and the option price shall be adjusted appropriately by the Board.

     Adjustment in Shares Subject to the Plan
     ----------------------------------------

          If there is any change in the shares through or by means of a declaration of stock dividends of Shares of consolidations, subdivisions or reclassification of Shares, or otherwise, the number of Shares available under the Plan, the Shares subject to any Option, and the purchase price thereof shall be adjusted appropriately by the Committee and such adjustment shall be effective and binding for all purposes of the Plan.

     4.11. Amendment of the Plan.

          (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under the Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations

          (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan, (ii) extend the period during which any award may be granted or exercised or (iii) change the persons eligible to receive ISO's. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not, without the consent of a participant, affect a participant's rights under an award previously granted.

     4.12. No Representations or Warranty

     The Company makes no representation or warranty as to the future market value of any shares issued in accordance with the provisions of the Plan.

     4.13. Interpretation

     The Plan will be governed by and construed in accordance with the laws of the State of Nevada.

     4.14. Compliance with Applicable Law

     If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

     4.15 Stock Appreciation Rights, Etc.

     The grant of Options hereunder may be accompanied by grant of stock appreciation rights, rights to have stock withheld or rights to deliver stock already owned in payment of the exercise price of an option. The terms and conditions of such rights shall be set forth in the agreement evidencing such Options or amendments thereto.

------------------------------------------------------------------------------

                                      PROXY
------------------------------------------------------------------------------

                           EWRX INTERNET SYSTEMS INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of EWRX Internet Systems Inc. (the "Company") hereby constitutes and appoints Ronald C. Davis and William R. Wilson, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Common Stock of EWRX Internet Systems Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of EWRX Internet Systems Inc. to be held at the Westin Bayshore, 1601 West Georgia Street, Vancouver, British Columbia, Canada Y6G 3V4, on June 14, 2000, at 2:00 p..m., and at any adjournment or adjournments thereof.

     1. A proposal to elect the following four Directors: Ronald C. Davis, Richard P. Ott, William R. Wilson and Dan Jondron. (Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director nominees. (Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)

          For all nominees __________.

          Withhold authority to vote for all nominee(s) _________.

          Withhold authority to vote for nominee(s) named below:

          -------------------------------

          -------------------------------

     2. Ratification of the Company's amended Stock Option Plan and approval of a further amendment to the Stock Option Plan to increase the authorized stock issuable under the Stock Option Plan to 3,200,000 shares.

                 For  __________      Against  __________


     3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE AND TWO. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE AND TWO. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 2000
                                        ----------------------------------------
                                                      Signature(s)

                                        Address if different from that on label:



                                        ----------------------------------------
                                        Street Address


                                        ----------------------------------------
                                        City, State and Zip Code


                                        ----------------------------------------
                                        Number of shares

Please check if you intend to be present at the meeting: ________


                                       -2-